Exhibit  32(i)
                   CERTIFICATION PURSUANT TO 18 U.S.C.   1350,
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Dennis Thompson, Chief Executive Officer and Chief Financial Officer of Diversified Financial Resources Corporation (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C.
78m);  and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

DATED:  February 24,  2006

/s/  Dennis  Thompson
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Dennis  Thompson
Chief  Executive  Officer  and  Chief  Financial  Officer